                                     EZCORP

           EZCORP ANNOUNCES FISCAL FOURTH QUARTER AND YEAREND RESULTS

AUSTIN, TEXAS (NOVEMBER 9, 2004) -- EZCORP, Inc. (Nasdaq: EZPW) announced today results for its fiscal fourth quarter and 2004 fiscal year, which ended September 30, 2004.

For the quarter ended September 30, 2004, net income increased 66% to $2,621,000 ($0.20 per share) from fiscal 2003 fourth quarter's comparable net income of $1,578,000 ($0.12 per share). Total revenues for the fourth quarter increased 20% to $64,053,000 compared to $53,225,000 for the fiscal 2003 fourth quarter.

For the twelve month period ended September 30, 2004, net income increased 64% to $8,871,000 ($0.68 per share) from fiscal 2003's comparable net income of $5,414,000 ($0.43 per share). Total revenues for the fiscal year increased 10% to $227,797,000 from $206,349,000 for fiscal 2003.

Comparable net income for the fiscal 2003 periods excludes the impact of several unusual items. For a reconciliation of comparable net income to net income, see the Statement of Operations for the three and twelve month periods that follow.

Commenting on these results, President and Chief Executive Officer, Joe Rotunda, stated, "We are quite pleased with our results for the year with all revenue sources improving over the prior year. Total sales increased nearly seven percent with approximately a two and a half percentage point improvement in margins resulting in a fourteen percent increase in sales gross profit. Pawn service charge revenue improved approximately two percent and our ending pawn loan balance was approximately two percent above the prior year. Payday loan service charges increased 90% and our ending payday loan balance was double the prior year's ending balance."

Rotunda continued, "During the year, we opened 121 new EZMONEY Payday Loan stores, bringing our total EZMONEY locations to 125. As a group, the performance of these stores is meeting our expectations."

Rotunda concluded, "Looking forward to fiscal 2005, we expect to generate earnings per share in the range of $0.90 to $0.95. For our first fiscal 2005 quarter, we expect to generate earnings per share of $0.25 to $0.28. We expect to open between 120 and 140 EZMONEY Payday Loan stores this fiscal year, with approximately 30 of these opening in the first quarter."

EZCORP meets the short-term cash needs of the cash and credit constrained consumer by offering convenient, non-recourse loans collateralized by tangible personal property, commonly known as pawn loans, and short-term non-collateralized loans, often referred to as payday loans. The Company also sells merchandise, primarily collateral forfeited from its pawn lending operations, to consumers looking for good value. At September 30, 2004, the Company operated 280 EZPAWN and 125 EZMONEY Payday Loan stores, 95 of which adjoin an EZPAWN location.

On September 13th, Albemarle and Bond ("A&B"), EZCORP's UK affiliate, announced results for their fiscal year ended June 30, 2004. A&B reported profit after taxes for their fiscal 2004 of 3,461,000 British Pounds (7.46p per share) compared to 3,043,000 British Pounds (6.67p per share) for their fiscal 2003. At June 30, 2004, A&B operated 55 locations in the United Kingdom that offer jewelry only pawn loans, check cashing, and short-term loans. EZCORP owns approximately 29% of the outstanding shares of A&B.

This announcement contains certain forward-looking statements regarding the Company's expected performance for future periods including, but not limited to, new unit growth and expected future earnings. Actual results for these periods may materially differ from these statements. Such forward-looking statements involve risks and uncertainties such as changing market conditions in the overall economy and the industry, consumer demand for the Company's services and merchandise, changes in regulatory environment, and other factors periodically discussed in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission.

You are invited to listen to a conference call discussing these results on November 9, 2004 at 3:30pm Central Time. The conference call can be accessed over the Internet (or replay it at your convenience) at the following address.

       http://phx.corporate-ir.net/playerlink.zhtml?c=69434&s=wm&e=961492

For additional information, contact Dan Tonissen at (512) 314-2289.

                                  EZCORP, Inc.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------

                                                                                            Three Months Ended September 30,
                                                                                           ----------------------------------
                                                                                              2004                    2003
                                                                                           ----------------------------------
Revenues:
    Merchandise sales                                                                       $ 26,721                $ 25,797
    Jewelry scrapping sales                                                                   14,040                   8,813
    Pawn service charges                                                                      15,215                  14,599
    Payday loan service charges                                                                7,750                   3,739
    Other revenues                                                                               327                     277
                                                                                           ----------------------------------
        Total revenues                                                                        64,053                  53,225
Cost of goods sold:
    Cost of merchandise sales                                                                 15,675                  15,227
    Cost of jewelry scrapping sales                                                           11,397                   7,167
                                                                                           ----------------------------------
        Total cost of goods sold                                                              27,072                  22,394
                                                                                           ----------------------------------
Net revenues                                                                                  36,981                  30,831

Operations expense                                                                            22,480                  20,193
Bad debt and other direct expenses on payday loans                                             3,146                   1,510
Administrative expense                                                                         5,391                   4,297
Depreciation and amortization                                                                  1,874                   2,137
                                                                                           ----------------------------------
    Operating income                                                                           4,090                   2,694

Interest expense, net                                                                            375                     472
Equity in net income of unconsolidated affiliate                                                (448)                   (350)
Loss on sale of assets                                                                             3                     144
Impairment of investment                                                                          --                   1,100
                                                                                           ----------------------------------
Income before income taxes                                                                     4,160                   1,328
Income tax expense                                                                             1,539                  (3,235)
                                                                                           ----------------------------------
Income before cumulative effect of adopting a new accounting principle                         2,621                   4,563
Cumulative effect of adopting a new accounting principle, net of tax                              --                      --
                                                                                           ----------------------------------
Net income                                                                                  $  2,621                $  4,563
                                                                                           =================================

Income per share, assuming dilution:
    Income before cumulative effect of adopting a new accounting principle                  $   0.20                $   0.36
    Cumulative effect of adopting a new accounting principle, net of tax                          --                      --
                                                                                           ----------------------------------
    Net income                                                                              $   0.20                $   0.36
                                                                                           =================================

Reconciliation of net income to comparable net income (a non-GAAP measure):
  Net income, as reported                                                                   $  2,621                $  4,563
    Add back:  Cumulative effect of adopting a new accounting principle, net of tax               --                      --
    Add back:  Impairment of investment, net of tax benefit                                       --                     715
    Subtract:  Reduction of valuation allowance on deferred tax asset                             --                  (3,700)
                                                                                           ----------------------------------
  Comparable net income (a non-GAAP measure)                                                $  2,621                $  1,578
                                                                                           =================================

                                                                                           ----------------------------------
  Comparable net income per share, assuming dilution (a non-GAAP measure)                   $   0.20                $   0.12
                                                                                           =================================
Weighted average shares - assuming dilution                                                   13,083                  12,694

                                  EZCORP, Inc.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------


                                                                                            Year Ended September 30,
                                                                                         -----------------------------
                                                                                             2004              2003
                                                                                         -----------------------------
Revenues:
    Merchandise sales                                                                     $ 116,816         $ 113,792
    Jewelry scrapping sales                                                                  26,656            20,799
    Pawn service charges                                                                     59,090            58,175
    Payday loan service charges                                                              23,874            12,538
    Other revenues                                                                            1,361             1,045
                                                                                         -----------------------------
        Total revenues                                                                      227,797           206,349
Cost of goods sold:
    Cost of merchandise sales                                                                67,682            68,606
    Cost of jewelry scrapping sales                                                          20,520            17,494
                                                                                         -----------------------------
        Total cost of goods sold                                                             88,202            86,100
                                                                                         -----------------------------
Net revenues                                                                                139,595           120,249

Operations expense                                                                           86,862            80,688
Bad debt and other direct expenses on payday loans                                            9,103             4,685
Administrative expense                                                                       22,245            17,008
Depreciation and amortization                                                                 7,512             8,775
                                                                                         -----------------------------
    Operating income                                                                         13,873             9,093

Interest expense, net                                                                         1,528             2,006
Equity in net income of unconsolidated affiliate                                             (1,739)           (1,412)
Loss on sale of assets                                                                            3               170
Impairment of investment                                                                         --             1,100
                                                                                         -----------------------------
Income before income taxes                                                                   14,081             7,229
Income tax expense                                                                            5,210            (1,170)
                                                                                         -----------------------------
Income before cumulative effect of adopting a new accounting principle                        8,871             8,399
Cumulative effect of adopting a new accounting principle, net of tax                             --            (8,037)
                                                                                         -----------------------------
Net income                                                                                $   8,871         $     362
                                                                                         =============================

Income per share, assuming dilution:
Income before cumulative effect of adopting a new accounting principle                    $    0.68         $    0.67
Cumulative effect of adopting a new accounting principle, net of tax                             --             (0.64)
                                                                                         -----------------------------
Net income                                                                                $    0.68         $    0.03
                                                                                         =============================

Reconciliation of net income to comparable net income (a non-GAAP measure):
  Net income, as reported                                                                 $   8,871         $     362
    Add back:  Cumulative effect of adopting a new accounting principle, net of tax              --             8,037
    Add back:  Impairment of investment, net of tax benefit                                      --               715
    Subtract:  Reduction of valuation allowance on deferred tax asset                            --            (3,700)
                                                                                         -----------------------------
  Comparable net income (a non-GAAP measure)                                              $   8,871         $   5,414
                                                                                         =============================

                                                                                         -----------------------------
  Comparable net income per share, assuming dilution (a non-GAAP measure)                 $    0.68         $    0.43
                                                                                         =============================

Weighted average shares - assuming dilution                                                  13,122            12,552

                                  EZCORP, Inc.
              Highlights of Consolidated Balance Sheets (Unaudited)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------


                                                                                As of September 30,
                                                                               2004           2003
                                                                            --------------------------
Assets:
  Current assets:
    Cash and cash equivalents                                                $   2,506      $   2,496
    Pawn loans                                                                  49,078         47,955
    Payday loans                                                                 7,292          3,630
    Pawn service charges receivable, net                                         8,679          8,990
    Payday loan service charges receivable, net                                  1,474            735
    Inventory, net                                                              30,636         29,755
    Deferred tax asset                                                           9,711          8,163
    Federal income taxes receivable                                                 --            328
    Prepaid expenses and other assets                                            2,321          1,726
                                                                            --------------------------
        Total current assets                                                   111,697        103,778
  Investment in unconsolidated affiliates                                       16,101         14,700
  Property and equipment, net                                                   25,846         25,369
  Deferred tax asset, non-current                                                4,946          4,391
  Other assets                                                                   5,732          5,452
                                                                            --------------------------
        Total assets                                                         $ 164,322      $ 153,690
                                                                            ==========================
Liabilities and stockholders' equity:
  Current liabilities:
    Accounts payable and other accrued expenses                              $  15,347      $  11,101
    Customer layaway deposits                                                    1,645          1,792
    Federal income taxes payable                                                 1,895             --
                                                                            --------------------------
        Total current liabilities                                               18,887         12,893
  Long-term debt, less current maturities                                       25,000         31,000
  Deferred gains and other long-term liabilities                                 3,958          4,319
                                                                            --------------------------
        Total long-term liabilities                                             28,958         35,319
  Total stockholders' equity                                                   116,477        105,478
                                                                            --------------------------
        Total liabilities and stockholders' equity                           $ 164,322      $ 153,690
                                                                            ==========================

Pawn loan balance per ending pawn store                                      $     175      $     171
Inventory per ending pawn store                                              $     109      $     106
Book value per share                                                         $    9.42      $    8.65
Tangible book value per share                                                $    9.21      $    8.44
Pawn store count - end of period                                                   280            280
Mono-line payday loan store count - end of period                                  125              4
Shares outstanding - end of period                                              12,362         12,188